Summit Materials, Inc. Announces Senior Leadership Change After a planned transition, CFO Brian Harris will assume a non-executive role DENVER, CO. - (September 12, 2022) - Summit Materials, Inc. (NYSE: SUM) (“Summit,” “Summit Materials,” "Summit Inc." or the “Company”), a leading vertically integrated construction materials company, announced today that Brian J. Harris, Executive Vice President and Chief Financial Officer(“CFO”) plans to retire after a decade with the Company. As part of a planned transition, Mr. Harris will continue in the CFO role until a successor is installed, after which time he will take on a non- executive role until his retirement date in the fourth quarter of 2023. To ensure a seamless transition, Mr. Harris will then continue to be engaged as a consultant to Summit for a period of time. “Brian’s finance leadership and foresight has truly set up Summit for continued success with our Elevate Strategy,” commented Anne Noonan, Summit Materials President and CEO. Last quarter (ended July 2, 2022) we reported record quarterly earnings, the lowest net leverage in Company history and the strongest balance sheet in Company history. Thanks in part to Brian’s efforts, we have the financial flexibility to pursue a broad range of high return capital allocation priorities that are value creative to Summit shareholders. This includes investing to grow in priority markets, advancing our market leadership position through growth initiatives, including greenfields, as well as pursuing attractive M&A opportunities that align with our portfolio optimization criteria. Brian has built an experienced, top-notch finance team over the last several years that is well prepared to continue executing our Elevate Strategy, and we look forward to welcoming a new finance leader who will build upon this excellent foundation. All of us at Summit Materials are thankful to Brian for his years of dedicated service and commitment to the business.” Brian J. Harris joined Summit Materials as EVP and Chief Financial Officer in October 2013. Mr. Harris played a central role in Summit’s 2015 IPO, as well as the establishment and leadership of the Company’s Finance, Information Technology, Investor Relations and Procurement functions. Summit’s Board of Directors has embarked upon a search for Mr. Harris’s successor, which is expected to include both external and internal candidates. About Summit Materials Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and nonresidential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com. Cautionary Statement Regarding Forward-Looking Statements This press release contains "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes, " "expects," "may," "will," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended January 1, 2022. Such factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission ("SEC"), which are accessible on the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Contact:   Andy Larkin Vice President, Investor Relations Andy.Larkin@summit-materials.com 720-618-6013